UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10240 Sorrento Valley Road, Suite 300 San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 731-8389

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATYR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

As of March 31, 2026, aTyr Pharma, Inc. (the Company) had approximately $68.3 million of cash, cash equivalents, restricted cash and available-for-sale investments. This financial information is preliminary and unaudited, represents management’s estimate as of the date of this report, and does not present all necessary information for a complete understanding of the Company’s financial condition as of March 31, 2026. The actual financial results may differ materially from the preliminary estimated financial information.

Item 7.01 Regulation FD Disclosure.

On May 11, 2026, the Company made available a corporate presentation regarding a regulatory and clinical update with respect to the Company's continued development of efzofitimod in pulmonary sarcoidosis, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under Item 2.02 and this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On May 11, 2026, the Company announced a regulatory and clinical update for its lead therapeutic candidate, efzofitimod, in pulmonary sarcoidosis, a major form of interstitial lung disease, following the receipt of the official meeting minutes from a Type C meeting with the U.S. Food and Drug Administration (FDA).

The purpose of the meeting was to review the results of the Phase 3 EFZO-FIT™ study and determine the next steps for the program in pulmonary sarcoidosis. Based on feedback from the FDA, the Company plans to continue the development of efzofitimod in pulmonary sarcoidosis in a new Phase 3 study in patients with chronic, symptomatic pulmonary sarcoidosis with restrictive lung disease utilizing forced vital capacity (FVC) as the primary endpoint of the study and the King’s Sarcoidosis Questionnaire (KSQ)-Lung score as the key secondary endpoint. The Company chose these endpoints based on the FDA’s indication that FVC and KSQ-Lung are direct measures of how patients suffering from pulmonary sarcoidosis function and feel, and the Company concluded FVC to be a more appropriate primary endpoint at this time pending further content validation work for the KSQ-Lung as recommended by the FDA. The Company determined the patient population for the study, those with restrictive lung disease, based on data from the EFZO-FITTM study which included 44 patients with restrictive lung disease (defined as FVC percent predicted ≤ 80%) and showed a difference of 124 ml in change from baseline in FVC between restrictive patients treated with 5.0 mg/kg efzofitimod and placebo.

As part of the Company’s discussion with the FDA regarding the benefit risk profile for efzofitimod, the Company plans to increase the frequency of dosing of 5.0 mg/kg efzofitimod or placebo from once every four weeks in past trials to once every three weeks in this next trial. The Company is choosing the dosing regimen based on the FDA’s acknowledgment of its reasonableness from a clinical pharmacology perspective, subject to inclusion of adequate safety monitoring and risk mitigation procedures. The Company plans to include additional risk mitigation strategies, enhanced safety surveillance for the potential development of anti-synthetase syndrome and a data safety monitoring committee. The Company plans to submit an investigational new drug (IND) application for this study in June 2026.

The Phase 3 trial is expected to be a global, randomized, double-blind, placebo-controlled study to evaluate the efficacy and safety of efzofitimod in patients with moderate to severe pulmonary sarcoidosis. The 54-week study will consist of two parallel cohorts randomized equally to either 5.0 mg/kg efzofitimod or placebo dosed intravenously once every 3 weeks for a total of 17 doses. The study is intended to enroll up to approximately 372 patients with symptomatic pulmonary sarcoidosis with restrictive lung disease who are receiving a stable dose of ≤ 5.0 mg daily oral corticosteroid and/or a background immunosuppressant. All background treatment will remain stable throughout the duration of the study. The primary endpoint of the study will be change from baseline in FVC at week 48 and the key secondary endpoint will be change from baseline in the KSQ-Lung score at week 48.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “continue,” “expected,” “intended,” “plans,” “will,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Current Report include, but are not limited to, statements regarding the Company’s financial condition as of March 31, 2026 expected to be reported in its Quarterly Report on Form 10-Q for the period ended March 31, 2026, continued development of efzofitimod in pulmonary sarcoidosis, the potential therapeutic benefits and applications of efzofitimod, the Company’s timelines and plans with respect to certain development activities and goals, including the submission (and planned timing of submission) of an IND for a Phase 3 study of efzofitimod in pulmonary sarcoidosis in June 2026, the proposed design of the Company’s planned Phase 3 study of efzofitimod in pulmonary sarcoidosis, including the dosing regimen, enrollment expectations, targeted endpoints, strategy to focus on a more limited patient population and strategy to mitigate additional safety concerns, and the Company’s interpretation of the results of the Phase 3 EFZO-FITTM study and the meaning of those interpretations for the Company’s planned Phase 3 study. Many factors may cause differences between current expectations and actual results, including, but not limited to, uncertainty related to interactions with the FDA in general, uncertainty regarding geopolitical and macroeconomic events, risks associated with the discovery, development and regulation of efzofitimod, the risks associated with targeting a more limited patient population in the Company’s planned Phase 3 study of efzofitimod in pulmonary sarcoidosis, the risk that the Company or its partners may cease or delay preclinical or clinical development activities for efzofitimod for a variety of reasons (including difficulties or delays in patient enrollment in planned clinical trials), the possibility that existing collaborations could be terminated early, and the risk that the Company may not be able to raise the additional funding required for its business and product development plans. Other factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this Current Report are discussed in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Corporate Presentation Materials of aTyr Pharma, Inc. dated May 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ Jill M. Broadfoot
Jill M. Broadfoot
Chief Financial Officer

Date: May 11, 2026